SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
THIS SECOND AMENDMENT TO REVOLVING CREDIT
AGREEMENT is made as of this _15__ day of December, 1997 by and between PERFORMANCE FOOD GROUP COMPANY (the
"Borrower"), a Tennessee corporation whose mailing address is 6800
Paragon Place, Suite 500, Richmond, Virginia 23230, and FIRST UNION
NATIONAL BANK ("First Union"), formerly First Union National Bank of Virginia, a national banking association, as Administrative Agent and as the Lender. The Borrower and First Union are parties to a Revolving Credit Agreement dated as of July 3, 1996, as amended by an Amendment No. I to Revolving Credit Agreement dated as of August 28, 1997 (the "First Amendment") (the Revolving Credit Agreement as so amended, the
"Agreement"). The Borrower has requested that First Union amend the Agreement further as herein provided, and First Union is willing to do so upon the terms and conditions set forth herein.
ACCORDINGLY, the Borrower and First Union covenant and
agree as follows:
1.	Defined Terms.  Capitalized terms used herein and not
otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
2.	Maximum L/C Subline. Section 1.37 of the Agreement is
amended to read as
follows:

1.37	"Maximum L/C Subline" means at any time
an aggregate of $5,000,000 drawn or available to be drawn under irrevocable standby letters of credit issued by the Administrative Agent for the Borrower's account.

3.	Negative Covenants. Section 5.12 of the Agreement is
amended to read as follows:

		5.12.	Incur, create or assume, or permit any of its
consolidated subsidiaries to incur, create or assume, any
indebtedness, except (i) indebtedness under this
Agreement,  (ii)	loans or advances made to such
subsidiaries by the Borrower,  (iii)	indebtedness to trade
creditors in the ordinary course of business of the Borrower or such subsidiaries, (iv) indebtedness in an aggregate amount not to exceed $7,500,000 on a consolidated basis or (v) indebtedness set forth on
Schedule 5.3.

4.	Representations and Warranties. To induce First Union to
enter into this Agreement, the Borrower represents and warrants to First
Union as follows:
(a)	The Borrower has full corporate power and authority to
enter into this Amendment and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action.
(b)	This Amendment and the Agreement as amended hereby
constitute the valid and binding obligations of the Borrower enforceable in accordance with their terms.
(c)	There is no charter, bylaw or preference stock provision of
the Borrower and no provision of any existing mortgage, indenture, contract or agreement binding on the Borrower or affecting its property that would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Amendment or the Agreement as amended hereby.
(d)	No event of default has occurred under the Agreement and
no event has occurred and no condition exists which with the giving of notice or the lapse of time or both would constitute such an event of default. (No consent of any other person not previously received and no consent or authorization of, filing with or other act by or with respect to any governmental authority is required in connection with the execution, delivery or performance by the Borrower of, or the validity or enforceability of this Second Amendment or the validity or enforceability of the Agreement as amended hereby.)

5.	Prior Agreement. Except as otherwise expressly
amended by this Amendment,  the Agreement is and shall continue to be in full force and effect in accordance with its terms.
The Borrower	and First Union further covenant and agree that each
reference in any note,agreement or	other document to the Agreement shall
be deemed to refer to the Agreement as amended by this Second Amendment and as it may be amended from time to time hereafter.

6. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Virginia.
IN WITNESS WHEREOF, Performance Food Group Company and First Union National Bank have caused this Amendment to be executed by their duly authorized officers, all as of the date first above written.

PERFORMANCE FOOD GROUP COMPANY
By /s/ Roger L. Boeve
Its Executive Vice President


FIRST UNION NATIONAL BANK
By /s/ Bonnie A. Banks
Its Vice President
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